UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): October 31, 2014

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

(303) 633-2900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

DCP Midstream Partners, LP (the “Partnership”) has been informed by representatives of Spectra Energy Corp and its affiliates, or Spectra Energy, which is the 50% owner of the owner of our general partner’s general partner, that Spectra Energy expects to present, during its upcoming regularly scheduled third quarter earnings conference call and webcast, one or more of the Partnership’s financial measures in order to convey a more detailed discussion of Spectra Energy’s results of operations to its investors.  Given its indirect ownership in our general partner, Spectra Energy includes in its financial statements some of our operating results with the results of its other operations.  In order to be able to include such operating results in its consolidated financial statements, Spectra Energy is provided access to our financial data before it is publicly released by us.

We expect Spectra Energy to present one or more of our financial measures during its earnings conference call and webcast, which is in advance of the release of our earnings. Therefore, we have determined it appropriate to notify our investors of the date and time of the Spectra Energy third quarter earnings conference call and webcast. In that regard, Spectra Energy has announced that it will release its third quarter 2014 earnings results before the market opens on Wednesday, November 5, 2014, and will thereafter hold an investor and analyst conference call at 8 a.m. CT that same day.  Spectra Energy has also announced that a webcast of the call will be available via the Investors section of its website. As announced, their conference call can be accessed by dialing (888) 252-3715 in the U.S. or Canada, or (706) 634-8942 internationally. The conference ID is 9573965 or "SE and SEP Quarterly Earnings Call." Spectra Energy requests that attendees call five minutes prior to the scheduled start time.

Investment decisions in respect of the Partnership’s securities should take into consideration our third quarter 2014 earnings results to be announced after market close on Wednesday, November 5, 2014 and our previously announced earnings conference call and webcast at 10 a.m. ET on Thursday, November 6, 2014, when our most recent results of operations and financial condition will be publicly available and can be considered in context.

Cautionary Note regarding Forward-Looking Statements

This current report may contain or incorporate by reference forward-looking statements as defined under the federal securities laws regarding DCP Midstream Partners, LP, including expectations concerning the timing of the release of information, projections, estimates, forecasts, plans and objectives. Although management believes that such forward-looking statements are reasonable, no assurance can be given that they will prove to be correct. In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond the Partnership’s control. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Partnership’s actual results may vary materially from what management anticipated, estimated, projected or expected.

The key risk factors that may have a direct bearing on the Partnership’s results of operations and financial condition are described in detail in the “Risk Factors” section of Partnership’s 2013 Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2014 and in its quarterly reports subsequently filed with the Securities and Exchange Commission. Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership’s annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The forward looking statements contained herein speak as of the date of this current report. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Information contained in this current report is subject to change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2014

DCP MIDSTREAM PARTNERS, LP

By: DCP MIDSTREAM GP, LP
its general partner

By: DCP MIDSTREAM GP, LLC
its general partner

By: /s/ Michael S. Richards
Michael S. Richards
Vice President, General Counsel, and Secretary